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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported):  January 14, 2004
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)



         New York                     No. 1-10299              13-3513936
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)



112 West 34th Street, New York, New York                          10120
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
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Item 5.  Other Events.
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The Company understands that a Form 144 was filed with the Securities and
Exchange Commission (the "SEC") by Matthew D. Serra, the Company's President and Chief Executive Officer, on January 14, 2004, indicating an intention to sell 250,000 shares of Common Stock of the Company. The Company has been informed by Mr. Serra that the Form 144 was filed in error and that he has no intention of selling shares of Common Stock of the Company at this time. Mr. Serra has further advised the Company that he may elect to sell shares at a future date, in which event he will file a new Form 144 with the SEC.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                 FOOT LOCKER, INC.
                                                 ---------------------------
                                                   (Registrant)


Date:  January 16, 2004                      By: /s/ Gary M. Bahler
                                                 ---------------------------
                                                 Gary M. Bahler
                                                 Senior Vice President,
                                                 General Counsel and Secretary